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                                                                EXHIBIT NO. 23.1
                        CONSENT OF INDEPENDENT AUDITORS

We consent to the use of our report dated June 21, 1996 with respect to the combined financial statements of SA Beverage Sales Holding NV and subsidiaries, Coca-Cola Beverages SA and subsidiaries, and Coca-Cola Production SA for the three-year period ended December 31, 1995, included in this report on Form 8-K of Coca-Cola Enterprises Inc. and incorporated by reference in the Registration Statements of Coca-Cola Enterprises Inc. listed below:

 . Registration Statement No. 33-18039 on Form S-8, as amended, dated October
  21, 1987 and related Prospectus
 . Registration Statement No. 33-18495 on Form S-8, as amended, dated November
  13, 1987 and related Prospectus
 . Registration Statement No. 33-38771 on Form S-8 dated January 31, 1991 and related Prospectus
 . Registration Statement No. 33-44448 on Form S-8 dated December 18, 1991 and related Prospectus
 . Registration Statement No. 33-46675 on Form S-3 dated May 26, 1992 and related
  Prospectus
 . Registration Statement No. 33-48482 on Form S-8 dated June 17, 1992 and related Prospectus
 . Registration Statement No. 33-53219 on Form S-8 dated April 22, 1994 and related Prospectus
 . Registration Statement No. 33-53221 on Form S-8 dated April 22, 1994 and related Prospectus
 . Registration Statement No. 33-53223 on Form S-8 dated April 22, 1994 and related Prospectus
 . Registration Statement No. 33-53225 on Form S-8 dated April 22, 1994 and related Prospectus
 . Registration Statement No. 33-53227 on Form S-8 dated April 22, 1994 and related Prospectus
 . Registration Statement No. 33-53229 on Form S-8 dated April 22, 1994 and related Prospectus
 . Registration Statement No. 33-54951 on Form S-8 dated August 5, 1994 and related Prospectus
 . Registration Statement No. 33-54953 on Form S-8 dated August 5, 1994 and related Prospectus
 . Registration Statement No. 33-58695 on Form S-8, as amended, dated May 18,
  1995 and related Prospectus
 . Registration Statement No. 33-58697 on Form S-8, as amended, dated May 18,
  1995 and related Prospectus
 . Registration Statement No. 33-58699 on Form S-8, as amended, dated May 18,
  1995 and related Prospectus
 . Registration Statement No. 33-62757 on Form S-3, as amended, dated November
  14, 1995 and related Prospectus
 . Registration Statement No. 33-65257 on Form S-8 dated December 21, 1995 and related Prospectus
 . Registration Statement No. 33-65261 on Form S-8 dated December 21, 1995 and related Prospectus
 . Registration Statement No. 33-65413 on Form S-8 dated December 27, 1995 and related Prospectus.



                                  /s/ Ernst & Young Reviseurs d'Entreprises SCC



Brussels, Belgium
September 6, 1996